UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

SeaBright Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51124	56-2393241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 4th Avenue, Suite 2600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

206-269-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 20, 2008, the Compensation Committee of the Board of Directors (the “Board”) of SeaBright Insurance Holdings, Inc. (the “Company”) adopted the 2008 Bonus Plan (the “Plan”) to provide a positive incentive to achieve and exceed the Board-approved budget goals and to complement the Company’s overall “pay for performance” compensation program. Each of the Company’s managers and executive officers are eligible to participate in the Plan, including the Company’s Chief Executive Officer (the “CEO”), the Company’s Chief Financial Officer (the “CFO"”) and the three most highly compensated executive officers other than the CEO and CFO who are serving as executive officers at the end of the Company’s 2008 fiscal year (collectively, the “named executive officers”).

        The Plan consists of the following three benchmarks of achievement:

•	Threshold – adjustment to target value at which a reduced bonus pool is earned and below which no bonus pool is earned.

•	Target – the value at which a full bonus pool is earned and is equal to the Board-approved after-tax GAAP profit for the year, adjusted to exclude all capital gains and losses.

•	Maximum – the value at which the maximum bonus pool is earned, which is capped at 200% of the pool earned target.

        Each bonus-qualified position that is eligible for participation in any “bonus pool” that may be earned has a predesignated percentage that is applied against base salary. The bonus percent tiers range from 5% to 65% at target.

        Under the terms of the 2008 Bonus Plan, no payments will be made unless we achieve a threshold level of GAAP net income (excluding capital gains and losses) for 2008. In determining the GAAP net income achievement measure, the Compensation Committee will include the impact of the bonus pool on earnings. If a bonus pool is earned, individual bonus amounts are calculated based upon the accomplishment of individual pre-agreed business unit or department quantitative goals, plus selected individual personal achievement goals.

        The Plan is attached hereto as Exhibit 10.1.

        In addition, on the same date, the Compensation Committee approved the Company’s 2008 fiscal year performance target values to be achieved before a bonus pool is established.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

     The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.
By:	/s/ Joseph S. De Vita
Joseph S. De Vita
Senior Vice President, Chief Financial Officer and Assistant Secretary

February 26, 2008

EXHIBIT INDEX

Exhibit
No.	Description
10.1	SeaBright Insurance Holdings, Inc. Bonus Plan 2008